First Financial Bancorp

Investor Presentation

November 13, 2008

Forward-Looking Statement Disclosure

Certain statements that are not statements of historical fact constitute forward-looking statements within the meaning of the Private
Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and
Exchange Commission, in press releases, investor presentations, and in oral and written statements made by or with the approval of
First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act.

Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of
First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements.  Words such as “believes,” “anticipates,” “intends,” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management’s ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which First Financial conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First
Financial’s loan portfolio and allowance for loan and lease losses; the ability of financial institutions to access sources of liquidity at a reasonable cost; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting
Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of First Financial at managing the risks involved in the foregoing.

Such forward-looking statements speak only as of the date on which such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.

Investment Highlights

Successfully executing strategic plan

Stable and strong credit quality

Nonperforming loans / total loans: 0.53%*

Capital management focus

Tangible equity / tangible assets: 7.13%*

Strong liquidity position

Expense management

YTD-2008 noninterest expense declined 4.5% to $85.3 million from
$89.4 million YTD-2007

YTD-2008 = January 1, 2008 – September 30, 2008

YTD-2007 = January 1, 2007 – September 30, 2007

Corporate Overview (09/30/08)

Total Assets: $3.5 billion

Total Loans: $2.7 billion

Total Deposits: $2.7 billion

80 retail branch locations serving 9 regional
markets in 53 communities in 3 states

1,052 FTEs

Trading Statistics

Nasdaq: FFBC

Shares Outstanding: 37.5 million

Market Capitalization (10/31/08) : $504 million

Average Daily Trading Volume (YTD-2008):

178,000 shares

* YTD-2008

Investor Presentation

Our History . . . . . . . . . . . . .

Our Business  . . . . . . . . . . .

8

Our Operating Model  . . . . .

13

Financial Information  . . . . .

19

Credit  . . . . . . . . . . . . . . . .

29

Building on Results . . . . . .

32

Leadership  . . . . . . . . . . . .

38

Our History

First Financial Bank was founded in 1863

16 bank/thrift acquisitions from 1989 through 1999 resulted in multiple bank charters and brand identities

Established Strategic (Rebuilding & Reorganization) Plan in March 2005

History

Consolidated and streamlined company to establish one charter and one brand identity

Restructured credit process

Restructured balance sheet

Exited non-strategic, high risk and unprofitable businesses and product lines

Renewed focus on expenses and efficiency

Upgraded infrastructure (physical, processes, technology)

Expanded market presence and recruited sales teams in regional metropolitan areas

Renewed focus on clients and sales growth

October 2008

January 2005

Reorganization Plan - Timeline

7

03

/

14

/

2005

Strategic Plan

Announced

06

/

30

/

2006

-

09

/

30

/

2006

Branding

08

/

13

/

2005

Charter Consolidation

02

/

16

/

2006

Balance Sheet

Restructuring

10

/

26

/

2006

Data Processing

Conversion

11

/

26

/

2005

Dayton Market

12

/

14

/

2005

Dutch Auction

11

/

14

/

2005

Capital Plan

11

/

10

/

2005

Mortgage Sale

07

/

20

/

2005

Cincinnati Market

Expansion

09

/

11

/

2005

Indirect Loan Sale

05

/

09

/

2006

Branch Plan

Announced

04

/

25

/

2006

Performance Improvement

Plan Announced

08

/

15

/

2006

Branch Sale

/

Closures

12

/

31

/

2006

Problem Loan

Sale

08

/

31

/

2006

Problem Loan

Sale

06

/

01

/

2007

Mortgage Servicing

to PHH Mortgage

10

/

05

/

2007

Merchant

Portfolio Sale

11

/

28

/

2007

Increased Dividend

December

2007

Completed

Rebuilding

&

Reorganization

portion of Strategic Plan

December

2007

Moved to new

Cincinnati

Headquarters

09

/

23

/

2005

Fidelity Sale

August

2008

Established Indianapolis

Commercial Team

Our Business

Business Strategy

Client “Intimate” Strategy

Strategic Focus: build long-term relationships with clients by identifying and meeting their financial needs

Target clients

Individuals and small / mid-size private businesses located
within the regional markets we serve

Ohio, Indiana, Kentucky

Serving 9 regional markets / 53 communities

Each market is managed by experienced, local bankers

Markets are supported by centralized experts

Organic growth focus supplemented by strategic acquisitions

Butler / Warren County - Ohio

Northwest Indiana

Markets

Northern Ohio

Dayton / Middletown - Ohio

Cincinnati - Ohio

Northern Kentucky

North Central Indiana

South Central Indiana

Indianapolis - Indiana

Growth Plan

Primary focus and value creation is through organic growth in our key regional markets

Acquisitions can advance market position and accelerate the timing of market share compared with an organic growth only strategy

Pricing must be disciplined and favorable compared with the
longer-term organic growth only strategy

Ohio, Indiana and Kentucky where there is a strategic and
geographic fit

Size and growth potential to help achieve corporate financial targets

Corporate Goals

Top-quartile performance for all stakeholders

Sustained and consistent excellence

Commitment to growth

Effective management of all risks

Our Operating Model

Business Units

Retail Banking

Commercial Banking

Wealth Management

Retail Banking

Strategic Focus

Retail consumer clients

Deposits

Select consumer lending
activities

80 retail branch locations

Serving 9 regional markets in 53 communities in 3 states

Managed locally by experienced local bankers

Supported centrally

Source: SNL Financial

Demographic Profile

Demographic Profile (First Financial Bancorp)

Data as of December 31, 2007

State

Market

Number of

FFBC

Branches

Total

Deposits in

Market ($000)

FFBC

Deposits in

Market ($000)

FFBC

Deposit

Market

Share (%)

2007 Total

Population

(Actual)

Population

Change

2000 - 2007

(%)

Projected

Population

Change

2007 - 2012

(%)

Median HH

Income 2007

($)

HH Income

Change

2000 - 2007

(%)

Projected HH

Income

Change

2007 - 2012

(%)

OH

Butler Warren

19

4,118,598

845,697

20.53

413,920

17.25

11.29

65,570

26.83

18.17

OH

Cincinnati

3

28,105,556

50,590

0.18

807,987

(4.41)

(3.18)

50,444

22.98

15.75

OH

Dayton Middletown

10

9,233,138

368,829

3.99

748,292

2.29

1.48

52,795

23.35

14.32

KY

Kentucky

3

1,904,991

106,108

5.57

115,147

33.91

22.45

72,465

35.36

20.28

IN

North Central Indiana

14

3,909,546

286,486

7.33

332,847

3.66

2.25

48,447

25.38

15.52

OH

Northern Ohio

16

5,121,394

510,858

9.97

345,264

(0.46)

(0.04)

48,995

22.06

14.62

IN

Northwest Indiana

7

6,884,171

481,892

7.00

501,095

3.41

2.44

53,867

28.36

17.85

IN

South Central Indiana

8

3,218,814

151,231

4.70

169,922

3.07

2.05

51,225

22.43

15.19

Totals

80

62,496,209

2,801,691

4.48

3,434,474

Weighted Average

3.64

2.36

53,716

24.84

16.02

Commercial Banking

Strategic Focus

Small / mid-size private businesses located within our
regional markets

Commercial & Industrial

Commercial Real Estate

Deposits / Cash Management

Sales Force

9 Market Presidents

44 Commercial Lenders

11 Treasury Management Representatives

Wealth Management

First Financial Wealth Resource Group

Strategic Focus

Target client has assets available for investment
exceeding $750,000

Maintain existing client base

Increase share of wallet of existing client base

Integration with retail and commercial banking clients

Generate referrals from existing client base

Add client relationship staff in targeted markets

Financial Information

Earning Assets

Yield presented is not tax-equivalent

YTD-2008 = January 1, 2008 – September  30, 2008

Yield 5.98%

Yield 6.86%

Yield 6.59%

43%

16%

15%

13%

23%

20%

17%

18%

15%

13%

57%

51%

0%

25%

50%

75%

100%

Average FY-2006

Average FY-2007

Average YTD-2008

Commercial Loans & Leases

Consumer Loans

Residential Mortgages

Investments

* December 31, 2005 through September 30, 2008

  Gross loan CAGR* = 0.46% due to planned runoff in indirect loans and residential mortgages.

Loan Portfolio Strategy

(400,000)

(300,000)

(200,000)

(100,000)

100,000

200,000

300,000

400,000

500,000

600,000

Commercial Lending

Residential Mortgages

Indirect Installments

($000s)

Growth Since 2005*

40%

(45%)

(83%)

Liability Mix

YTD-2008 = January 1, 2008 – September 30, 2008

Yield 2.30%

Yield 2.92%

Yield 2.59%

13%

13%

13%

40%

40%

40%

40%

41%

39%

7%

6%

9%

0%

25%

50%

75%

100%

Average FY-2006

Average FY-2007

Average YTD-2008

Noninterest-Bearing Deposits

Interest-Bearing Deposits

Time Deposits

Borrowed Funds

Noninterest Income

YTD-2008 = January 1, 2008 – September  30, 2008

YTD-2008

Total Noninterest Income = $39.1 million

(excluding non-operating items)

35%

38%

2%

11%

-9%

23%

Trust & I/A fees

Total Service Charges on Deposits

Gain on Mortgage Loan Sales

Bankcard Interchange Income

FHLMC Loss

Other Misc. Income

Efficiency

YTD-2008 = January 1, 2008 – September  30, 2008

Efficiency Ratio

40.0%

45.0%

50.0%

55.0%

60.0%

65.0%

70.0%

75.0%

80.0%

FY-2004

FY-2005

FY-2006

FY-2007

YTD-2008

Long Term Target = 55 to 60%

Staff Expense

Full-Time Equivalent Personnel

0

200

400

600

800

1,000

1,200

1,400

Jun-06

Sep-06

Dec-06

Mar-07

Jun-07

Sep-07

Dec-07

Mar-08

Jun-08

Sep-08

Capital

Excess capital of $80.8 million over regulatory “well-capitalized” levels

Can support growth of up to $640.9 million

Received preliminary approval to participate in the U.S. Treasury’s voluntary Capital
Purchase Program (CPP)

Approved for up to $80 million

Ratio

3Q-08

3Q-08 pro forma for

$80 million CPP

Target

Regulatory

"well-capitalized"

minimum

Tangible Equity to Tangible Assets

7.13%

9.22%

6.75% - 7.25%

N/A

Leverge Ratio

7.95%

10.03%

8.00% - 8.50%

5%

Total Risk-based Capital Ratio

10.89%

13.66%

11.50% - 12.00%

10%

Investment Portfolio
September 30, 2008

* Other includes $34 975,600 of regulatory stock

On-going review of various strategies to increase the size of the investment portfolio and its absolute level of earnings, while balancing capital and liquidity targets.

Increased the size of the portfolio by approximately $68 million since June 30, 2008

Portfolio selection criteria avoids securities backed by sub-prime assets and those with material geographical considerations

Base

% of

Book

Book

Book

09/30/2008

Gain/

Summary:

Total

Value

Yield

Price

Mark

(Loss)

Agency's

12.3%

$    65,751,716

       5.29

      99.82

101.03

$    790,236

CMO's (Agency)

6.0%

32,181,491

4.78

      99.55

100.00

144,866

CMO's (Private)

0.0%

118,707

4.05

      99.52

99.78

(63)

MBS's (Agency)

65.8%

350,387,005

5.03

    100.65

100.55

(361,173)

Agency Preferred

0.0%

198,000

-

        0.99

0.99

-

84.2%

448,636,919

5.04

100.41

100.54

573,867

Municipal

8.4%

44,671,273

7.18

      99.31

100.53

545,841

Other *

7.4%

39,456,585

5.25

    100.77

100.48

(112,256)

15.8%

84,127,858

6.28

99.99

100.51

433,585

100.0%

532,764,777

$

5.24

100.34

100.53

1,007,452

$

Net Unrealized Gain/(Loss)

(1,007,452)

$

Aggregate Gains

1,480,943

$

Aggregate Losses

473,491

$

Net Gain/(Loss) % of Book Value

0.19%

Subtotal

Subtotal

Total Investment Portfolio

Investment Portfolio
September 30, 2008

* Other includes regulatory stock

0.8%

Preferred

Agency

8.4%

Municipal

0.0%

(Private)

CMO's

12.3%

Agency's

6.0%

(Agency)

CMO's

7.4%

Other *

65.9%

MBS's (Agency)

Sector Allocation

Credit Quality

Investment Grade = A-rated securities

Other Investment Grade = B-rated securities

Not Rated

4.3%

Other Investment

Grade

0.0%

Investment Grade

95.6%

Non-Investment

Grade

0.1%

Credit

Current Credit Management System
Market-based

Centralized

Market level

Credit Quality

Credit quality metrics are within estimated range and remain stable

Highlights the success of the restructured credit organization

Reflects discipline of originating loans within existing footprint, strong underwriting policies, and proactive management of resolution strategies for problem credits

3Q-08

2Q-08

1Q-08

2007

2006*

2005

2004

2003

Net Charge-Off Ratio

0.36%

0.40%

0.40%

0.24%

0.48%

0.30%

0.26%

0.69%

Nonperforming Loans /

Loans

0.53%

0.57%

0.58%

0.56%

0.44%

1.08%

0.70%

0.96%

Reserve Ratio

1.14%

1.11%

1.14%

1.12%

1.10%

1.62%

1.61%

1.71%

Reserves / Nonperforming

Loans

216.2%

192.5%

194.8%

197.9%

252.8%

149.8%

230.2%

177.9%

* Net of loan sale

Credit Quality Trends

Building on Results

Credit quality metrics consistent with expectations and within forecasted ranges

Capital exceeds regulatory “well-capitalized” levels

Reduced credit risk on the balance sheet with the securitization of $58.5 million in residential mortgage loans into agency guaranteed, mortgage-backed securities collateralized by those assets

Evaluating the merits of a sale-leaseback transactions involving certain retail bank locations

Received preliminary approval to participate in the U.S. Department of the Treasury’s voluntary
Capital Purchase Program up to $80 million

Net Interest Margin

YTD-2008 = 3.72% (3.79% fully tax equivalent)

Continued shift from consumer lending to commercial lending

Loan growth on plan

Deposits remain challenging

3Q-08 linked-quarter and year-over-year growth in noninterest bearing and transaction deposits due to increased sales efforts

3Q-08 linked-quarter and year-over-year declines in total deposits due to planned runoff in time deposits driven by disciplined pricing decisions

Well positioned for a rising rate environment

Building on Results

YTD-2008 = January 1, 2008 – September  30, 2008

Noninterest Income

Recorded YTD-2008 loss of $3.6 million related to FHLMC preferred stock holdings

Wealth Management

Investment advisory and trust fees, including assets under management impacted by lower equity market values related to overall market declines

Noninterest Expense

YTD-2008 noninterest expense declined 4.5% to $85.3 million from $89.4 million YTD-2007

Continued area of emphasis

Excess capacity for planned growth

Commercial Banking

Profitable growth with disciplined underwriting and pricing

Commercial loan growth ~ end of period loans up 14% to $1.8 billion on September 30, 2008 from $1.6 billion on September 30, 2007

Growth in new and existing markets

Established commercial team in Indianapolis IN and expanded presence in Dayton OH market

Construction is underway on two new retail banking centers in Crown Point IN and Cincinnati OH

Building on Results

YTD-2008 = January 1, 2008 – September  30, 2008

YTD-2007 = January 1, 2007 – September 30, 2007

Keys to Success / Challenges

Keys to Success

Continued success in commercial lending

Continued management of credit quality

Continued focus on efficiency and expense management

Faster revenue growth

Challenges

Managing the current interest rate environment

Margin ~ asset sensitive balance sheet

Economic slowdown ~ pressure on credit quality

Deposit growth ~ competitive landscape

Full-Year 2008 Expectations

Loans

Low single-digit growth

Deposits

Mid-single-digit decline in total balances with transaction deposits increasing at a low, single-digit rate, and time deposits declining at a faster pace

Net interest income is expected to stabilize

Net interest margin between 3.67% and 3.75% on a non-tax equivalent basis

Previous expectations for margin recovery have been tempered by recent market interest rate declines

Full-year net charge-offs

30 to 40 basis points of average loans - likely toward the high end of this range

Modest growth in noninterest income in selected areas

Minimal or no growth in noninterest expense

Investment Highlights

Successfully executing strategic plan

Stable and strong credit quality

Nonperforming loans / total loans: 0.53%*

Capital management focus

Tangible equity / tangible assets: 7.13%*

Strong liquidity position

Expense management

YTD-2008 noninterest expense declined 4.5% to $85.3 million from
$89.4 million YTD-2007

YTD-2008 = January 1, 2008 – September 30, 2008

YTD-2007 = January 1, 2007 – September 30, 2007

Corporate Overview (09/30/08)

Total Assets: $3.5 billion

Total Loans: $2.7 billion

Total Deposits: $2.7 billion

80 retail branch locations serving 9 regional
markets in 53 communities in 3 states

1,052 FTEs

Trading Statistics

Nasdaq: FFBC

Shares Outstanding: 37.5 million

Market Capitalization (10/31/08) : $504 million

Average Daily Trading Volume (YTD-2008):

178,000 shares

* YTD-2008

Leadership

Leadership

Claude E. Davis

President & Chief Executive Officer

Claude E. Davis joined the company as President, Chief Executive Officer, and a member of the Board of Directors in October
2004. Mr. Davis also serves as Chairman on the Board of Directors of First Financial Bank. Prior to joining the company, he was
Senior Vice President at Irwin Financial Corporation and Chairman of Irwin Union Bank and Trust (the company’s lead bank), positions he held since May 2003. Earlier in his career, he served as President of Irwin Union Bank and Trust for seven years. Mr.
Davis began his career as a CPA with the public accounting firm Coopers & Lybrand.

C. Douglas Lefferson

Executive Vice President & Chief Operating Officer

C. Douglas Lefferson was appointed Executive Vice President and Chief Operating Officer in April 2005. Prior to his current appointment, Mr. Lefferson served as Executive Vice President and Chief Financial Officer, a position he was appointed to in
December 2004, after having served as Senior Vice President and Chief Financial Officer since January 2002. Mr. Lefferson has spent his entire career in the banking industry in various positions within First Financial Bancorp and First Financial Bank.

J. Franklin Hall

Executive Vice President & Chief Financial Officer

J. Franklin Hall was appointed Executive Vice President and Chief Financial Officer in April 2005. Prior to his current appointment, Mr. Hall served as First Vice President, Controller, and Director of Finance. He joined First Financial in June 1999.
Prior to joining the company, he was with Firstar Bank, N.A. (now known as US Bancorp) in Cincinnati, Ohio. Mr. Hall is a CPA and also worked in the audit division of Ernst & Young, LLP.

Gregory A. Gehlmann

Senior Vice President, General Counsel

Gregory A. Gehlmann joined the company in June 2005 as Senior Vice President and General Counsel. Mr. Gehlmann also served as Chief Risk Officer for the company from July 2006 to July 2008. Prior to joining the company, he practiced law for 16 years in Washington, D.C. Mr. Gehlmann served as partner/counsel at Manatt, Phelps & Phillips, LLP, Washington, D.C., where he was counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Samuel J. Munafo

Executive Vice President, Banking Markets

Samuel J. Munafo serves as Executive Vice President and is responsible for the company’s banking markets. Mr. Munafo served as President and Chief Executive Officer of Community First Bank & Trust from 2001 until March 2005, when he became the
President of First Financial Bank. From 1998 to 2001, he served as President and Chief Executive Officer of Indiana Lawrence
Bank. Mr. Munafo has spent his entire career with various First Financial companies.

Richard Barbercheck

Senior Vice President & Chief Credit Officer

Richard Barbercheck joined the company in 2005 as Senior Vice President and Chief Credit Officer. Mr. Barbercheck oversees risk management which includes commercial and consumer credit, regulatory and compliance, operational and market risk. Prior to joining the company, he was with Irwin Financial Corporation in Columbus, Indiana, where he managed the credit risk evaluation group. Earlier in his career his served as President of a small bank in Indiana from 1993 until 1998. Mr. Barbercheck has a total of 24 years of banking experience, including commercial lending and credit administration.

Leadership

John Sabath

Senior Vice President & Chief Risk Officer

John Sabath joined the company in 2005 as Regulatory Risk Manager and was later promoted to Senior Risk Officer and First
Vice President. In August 2008, Mr. Sabbath was appointed Senior Vice President and Chief Risk Officer with responsibility for management of the company’s risk management function which includes commercial and retail credit, compliance, operational, market, strategic and reputation risk. Prior to joining the company,  he was with Fifth Third Bank in the enterprise risk group.
Earlier in his career, Mr. Sabbath held positions at the Federal Reserve Bank of Cleveland, National City Bank and Star Bank
(now known as US Bancorp).

Michael Cassani

Senior Vice President & Chief Administrative Officer

Michael Cassani joined the company in August 2007 as Senior Vice President and Chief Administrative Officer, overseeing the company’s Wealth Resource Group. Prior to joining the company, Mr. Cassani served as President of Fund Project Services,
Inc., a financial project management and consulting firm that he co-founded in 1998. Prior to that, he served as Mutual Funds
Product Manager at Fifth Third Bank, and as Institutional Investment Officer at Roulston and Company. Earlier in his career,
Mr. Cassani served as an Investment Representative at two different company’s located in the Chicago area.

Leadership

November 2008

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with
$3.5 billion in assets. Its banking subsidiary, First Financial Bank, N.A., founded in 1863, provides retail and commercial banking products and services, and investment and insurance products through its 80 retail banking locations in
Ohio, Kentucky and Indiana. The bank’s wealth management division, First
Financial Wealth Resource Group, provides investment management, traditional trust, brokerage, private banking, and insurance services, and has approximately
$1.9 billion in assets under management. Additional information about the company, including its products, services, and banking locations, is available at
www.bankatfirst.com.